UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 1997

                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)

                                   Netherlands
                 (State or other jurisdiction of incorporation)

       1798                                            None
(Primary Industrial                               (IRS Employer
Classification Code Number)                      Identification No.)

                                 P.O. Box 74658
                               1070 BR Amsterdam
                                The Netherlands
                    (Address of principal executive offices)

Registrant's telephone number, including area code 31-20-578-9588

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     On October 3, 1997, Chicago Bridge & Iron Company N.V (the "Company") announced, among other things, that the Company expects earnings per share for the third quarter ended September 30, 1997 will likely be in line with analysts' current expectations. However, based on preliminary July and August results, the Company expects revenue and operating income for the third quarter to fall below analysts' current estimates, primarily because of problems associated with the consolidation and streamlining of North American operations. The Company believes that the impact of these factors on net income will be substantially offset by non-recurring income.

     A copy of the press release regarding this matter is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          (a) Exhibits

          (1) Press Release dated October 3, 1997.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 1997

                       CHICAGO BRIDGE & IRON COMPANY N.V.
                                    By:      Chicago Bridge & Iron Company
                                                B.V.
                                    Its:     Managing Director



                                    By:/s/Timothy J. Wiggins
                                       -------------------------------
                                        Managing Director


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                                  Exhibit Index

Exhibit No.             Description

(1)                     Press Release dated October 3, 1997